Exhibit 10.2
THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY OTHER APPLICABLE SECURITIES LAWS, AND ARE RESTRICTED SECURITIES AS THAT TERM IS DEFINED UNDER RULE 144 PROMULGATED UNDER THE ACT. THESE SECURITIES MAY NOT BE SOLD, PLEDGED, HYPOTHECATED, TRANSFERRED, DISTRIBUTED OR OTHERWISE DISPOSED OF IN ANY MANNER UNLESS THEY ARE REGISTERED UNDER THE ACT AND ANY APPLICABLE SECURITIES LAWS, OR UNLESS THE REQUEST FOR TRANSFER IS ACCOMPANIED BY AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH DISPOSITION IS EXEMPT FROM REGISTRATION UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.
THE REGISTERED HOLDER OF THIS WARRANT, BY ITS ACCEPTANCE HEREOF,
AGREES THAT IT WILL NOT SELL, TRANSFER OR ASSIGN
THIS WARRANT EXCEPT AS HEREIN PROVIDED.
VOID AFTER 5:00 P.M. EASTERN TIME, ___________ __, 2016
WARRANT
For the Purchase of
[__________] Shares of Common Stock
of
LADENBURG THALMANN FINANCIAL SERVICES INC.
1. Warrant.
     THIS CERTIFIES THAT, for good and valuable consideration, duly paid by or on behalf of ___(“Holder”), as registered owner of this Warrant, to Ladenburg Thalmann Financial Services Inc. (“Company”), Holder is entitled, subject to the provisions of paragraph 2 hereof, at any time or from time to time at or before 5:00 p.m., Eastern Time ___, 2016 (“Expiration Date”), but not thereafter, to subscribe for, purchase and receive, in whole or in part, up to [___] shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”). If the Expiration Date is a day on which banking institutions are authorized by law to close, then this Warrant may be exercised on the next succeeding day which is not such a day in accordance with the terms herein. This Warrant is initially exercisable at $0.96 per share of Common Stock purchased; provided, however, that upon the occurrence of any of the events specified in Section 6 hereof, the rights granted by this Warrant, including the exercise price and the number of shares of Common Stock to be received upon such exercise, shall be adjusted as therein specified. The term “Exercise Price” shall mean the initial exercise price or the adjusted exercise price, depending on the context, of a share of Common Stock. The term “Securities” shall mean the shares of Common Stock issuable upon exercise of this Warrant.

2. Exercise.
     2.1 Vesting and Exercise. This Warrant is immediately exercisable as to ___ shares of Common Stock and shall become exercisable as to ___shares of Common Stock on each of [insert date 7.5 months following the date hereof] and [insert date that is 15 months following the date hereof]. Portions of this Warrant which have not yet become exercisable as of a specific date shall be referred to as an “Unvested Tranche.” Notwithstanding the foregoing (a) this Warrant shall not become exercisable, and shall become null and void, with respect to any Unvested Tranche if (i) the Holder’s employment is terminated by Ladenburg Thalmann & Co., Inc. (“Ladenburg”) for Cause (as defined in the Holder’s employment agreement) or (ii) if the Holder voluntarily terminates his employment; and (b) this Warrant shall become immediately exercisable as to all the shares of Common Stock underlying this Warrant if (i) Ladenburg terminates the employment of the Holder without Cause (as defined in the Holder’s employment agreement), (ii) the Holder dies or becomes Disabled (as such term is defined in the Company’s long-term disability plan), (iii) the Holder resigns for Good Reason (as defined in the Holder’s employment agreement) or (iv) there is a Change in Control of the Company.
          For purposes of this Warrant, a “Change in Control” of the Company means the occurrence of one of the following events: (i) consummation of a reorganization, merger or consolidation, sale, disposition of all or substantially all of the assets or stock of the Company or any other similar corporate event (a “Business Combination”), in each case, unless, following such Business Combination, all or substantially all of the individuals or entities who were the beneficial owners of the voting securities of the Company entitled to vote generally in the election of directors immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries); or (ii) approval by the board of directors of the Company of a complete dissolution or liquidation of the Company; or (iii) any “person” (as such term is defined in Section 3(a)(9) of the Securities Exchange Act of 1934 (the “Exchange Act”) and as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act), other than Dr. Phillip Frost (“Frost”), any member of his immediate family, and any “person” or “group” (as used in Section 13(d)(3) of the Exchange Act) that is controlled by Frost or any member of his immediate family, any beneficiary of the estate of Frost, or any trust, partnership, corporation or other entity controlled by any of the foregoing, is or becomes, after the date hereof, a “beneficial owner” (as defined in Rule 13d-3) under the Exchange Act), directly or indirectly, of securities of the Company representing 35% or more of the combined voting power of the Company’s then outstanding securities eligible to vote for the election of the Company’s directors.
     2.2 Exercise Form. In order to exercise this Warrant, the exercise form attached hereto must be duly executed, completed and delivered to the Company with this Warrant and payment of the Exercise Price for the Securities being purchased in cash (unless exercised on a “cashless basis,” as described below). If the subscription rights represented hereby shall not be exercised at or before 5:00 p.m., Eastern time, on the Expiration Date, this Warrant shall become and be void without further force or effect, and all rights represented hereby shall cease and expire. The Holder may exercise this Warrant on a “cashless basis” by surrendering the Warrant for that number of shares of Common Stock equal to the quotient obtained by dividing (x) the product of the number of shares of Common Stock underlying this Warrant, multiplied by the difference between the Warrant exercise price and the “Fair Market Value” (defined below) by (y) the Fair Market Value. The “Fair Market Value” shall mean the average reported last sale price of the Common Stock for the ten trading days ending on the third trading day prior to the date on which the Warrant is surrendered.
     2.3 Issue Tax. The issuance of certificates for the shares of Common Stock underlying this warrant upon the exercise of this Warrant shall be made without charge to the Holder for any issue tax in respect thereof.

     2.4 Legend. Each certificate for Securities purchased under this Warrant shall bear a legend as follows, unless such Securities have been registered under the Act.
“The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (“Act”), or any other applicable securities laws, and are restricted securities as that term is defined under Rule 144 promulgated under the Act. These securities may not be sold, pledged, transferred, distributed or otherwise disposed of in any manner unless they are registered under the Act and any applicable securities laws, or unless the request for transfer is accompanied by an opinion of counsel, reasonably satisfactory to the Company, stating that such transfer is exempt from registration under the Act.”
3. Transfer.
     3.1 General Restrictions. The registered Holder of this Warrant, by his acceptance hereof, agrees that he will not sell, transfer or assign or hypothecate this Warrant to anyone except upon compliance with, or pursuant to exemptions from, applicable securities laws. In order to make any permitted assignment, the Holder must deliver to the Company the assignment form attached hereto duly executed and completed, together with this Warrant and payment of all transfer taxes, if any, payable in connection therewith. The Company shall immediately transfer this Warrant on the books of the Company and shall execute and deliver a new Warrant or Warrants of like tenor to the appropriate assignee(s) expressly evidencing the right to purchase the aggregate number of shares of Common Stock purchasable hereunder or such portion of such number as shall be contemplated by any such assignment.
     3.2 Restrictions Imposed by the Securities Act. This Warrant and the Securities underlying this Warrant shall not be transferred unless and until (i) the Company has received the opinion of counsel for the Holder that such securities may be sold pursuant to an exemption from registration under the Act and applicable state securities laws, the availability of which is established to the reasonable satisfaction of the Company, or (ii) a registration statement relating to such Securities has been filed by the Company and declared effective by the Securities and Exchange Commission.
4. New Warrants to be Issued.
     4.1 Partial Exercise or Transfer. Subject to the restrictions in Section 3 hereof, this Warrant may be exercised or assigned in whole or in part. In the event of the exercise or assignment hereof in part only, upon surrender of this Warrant for cancellation, together with the duly executed exercise or assignment form and funds (or conversion equivalent) sufficient to pay any Exercise Price and/or transfer tax, the Company shall cause to be delivered to the Holder without charge a new Warrant of like tenor to this Warrant in the name of the Holder evidencing the right of the Holder to purchase the aggregate number of shares of Common Stock and Warrants purchasable hereunder as to which this Warrant has not been exercised or assigned.
     4.2 Lost Certificate. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant and of reasonably satisfactory indemnification, the Company shall execute and deliver a new Warrant of like tenor and date. Any such new Warrant executed and delivered as a result of such loss, theft, mutilation or destruction shall constitute a substitute contractual obligation on the part of the Company.
5. Registration Rights. The Company has agreed to file a registration statement with the Commission to include the shares of Common Stock purchasable under this Warrant on a registration statement pursuant to an Agreement and Plan of Merger, dated as of September 6, 2006, among the Company, the original Holder of this Warrant and other parties. Notwithstanding the foregoing, in no event will the Company be required to pay the Holder any cash or other consideration or otherwise net cash settle the exercise of the Warrant in the event that the registration statement relating to the shares of Common Stock purchasable under this Warrant has not yet been declared effective by the Securities and Exchange Commission; provided that this shall not in any way affect Holder’s rights under Section 2.2 hereof to exercise on a “cashless basis.”
6. Adjustments
     6.1 Adjustments to Exercise Price and Number of Securities. The Exercise Price and the number of shares of Common Stock underlying this Warrant shall be subject to adjustment from time to time as hereinafter set forth:
          6.1.1 Stock Dividends — Recapitalization, Reclassification, Split-Ups. If, after the date hereof, and subject to the provisions of Section 6.2 below, the number of outstanding shares of Common Stock is increased by a stock dividend on the Common Stock payable in shares of Common Stock or by a split-up, recapitalization or reclassification of shares of Common Stock or other similar event, then, at the close of business on the effective date thereof, the number of shares of Common Stock issuable on exercise of this Warrant shall be increased in proportion to such increase in outstanding shares.
          6.1.2 Aggregation of Shares. If after the date hereof, and subject to the provisions of Section 6.2, the number of outstanding shares of Common Stock is decreased by a consolidation, combination or reclassification of shares of Common Stock or other similar event, then, upon the effective date thereof, the number of shares of Common Stock issuable on exercise of this Warrant shall be decreased in proportion to such decrease in outstanding shares.
          6.1.3 Adjustments in Exercise Price. Whenever the number of shares of Common Stock purchasable upon the exercise of this Warrant is adjusted, as provided in this Section 6.1, the Exercise Price shall be adjusted (to the nearest cent) by multiplying such Exercise Price immediately prior to such adjustment by a fraction (x) the numerator of which shall be the number of shares of Common Stock purchasable upon the exercise of this Warrant immediately prior to such adjustment, and (y) the denominator of which shall be the number of shares of Common Stock so purchasable immediately thereafter.
          6.1.4 Replacement of Securities upon Reorganization, etc. In case of any reclassification or reorganization of the outstanding shares of Common Stock other than a change covered by Section 6.1.1 or 6.1.2 hereof or which solely affects the par value of such shares of Common Stock, or in the case of any merger or consolidation of the Company with or into another corporation (other than a consolidation or merger in which the Company is the continuing corporation and which does not result in any reclassification or reorganization of the outstanding shares of Common Stock), or in the case of any sale or conveyance to another corporation or entity of the property of the Company as an entirety or substantially as an entirety in connection with which the Company is dissolved, the Holder of this Warrant shall have the right thereafter (until the expiration of the right of exercise of this Warrant) to receive upon the exercise hereof, for the same aggregate Exercise Price payable hereunder immediately prior to such event, the kind and amount of shares of stock or other securities or property (including cash) receivable upon such reclassification, reorganization, merger or consolidation, or upon a dissolution following any such sale or other transfer, by a Holder of the number of shares of Common Stock of the Company obtainable upon exercise of this Warrant immediately prior to such event; and if any reclassification also results in a change in shares of Common Stock covered by Sections 6.1.1 or 6.1.2, then such adjustment shall be made pursuant to Sections 6.1.1, 6.1.2, 6.1.3 and this Section 6.1.4. The provisions of this Section 6.1.4 shall similarly apply to successive reclassifications, reorganizations, mergers or consolidations, sales or other transfers.
          6.1.5 Changes in Form of Warrant. This form of Warrant need not be changed because of any change pursuant to this Section, and Warrants issued after such change may state the same Exercise Price and the same number of shares of Common Stock and Warrants as are stated in the Warrants initially issued pursuant to this Agreement. The acceptance by any Holder of the issuance of new Warrants reflecting a required or permissive change shall not be deemed to waive any rights to a prior adjustment or the computation thereof.
     6.2 Elimination of Fractional Interests. The Company shall not be required to issue certificates representing fractions of shares of Common Stock upon the exercise of this Warrant, nor shall it be required to issue scrip or pay cash in lieu of any fractional interests, it being the intent of the parties that all fractional interests shall be eliminated by rounding any fraction up to the nearest whole number of shares of Common Stock or other securities, properties or rights.
7. Reservation and Listing. The Company shall at all times reserve and keep available out of its authorized shares of Common Stock, solely for the purpose of issuance upon exercise of this Warrant, such number of shares of Common Stock or other securities, properties or rights as shall be issuable upon the exercise thereof. The Company covenants and agrees that, upon exercise of the Warrants and payment of the Exercise Price therefor, all shares of Common Stock and other securities issuable upon such exercise shall be duly and validly issued, fully paid and non-assessable and not subject to preemptive rights of any shareholder. As long as the Warrants shall be outstanding, the Company shall use its best efforts to cause all shares of Common Stock issuable upon exercise of the Warrants to be listed (subject to official notice of issuance) on the American Stock Exchange and all other securities exchanges (or, if applicable on the New York Stock Exchange or NASDAQ) on which the Common Stock is then listed and/or quoted.
8. Certain Notice Requirements.
     8.1 Holder’s Right to Receive Notice. Nothing herein shall be construed as conferring upon the Holders the right to vote or consent or as having any rights whatsoever as a shareholder of the Company. If, however, at any time prior to the expiration of the Warrants and their exercise, the Company shall give notice or make a mailing to its shareholders, then the Company shall simultaneously give such notice and make such mailing to the Holder.
     8.2 Notice of Change in Exercise Price. The Company shall, promptly after an event requiring a change in the Exercise Price pursuant to Section 6 hereof, send notice to the Holder of such event and change (“Price Notice”). The Price Notice shall describe the event causing the change and the method of calculating same and shall be certified as being true and accurate by the Company’s President and Chief Financial Officer.
     8.3 Transmittal of Notices. All notices, requests, consents and other communications under this Warrant shall be in writing and shall be deemed to have been duly made on the date of delivery if delivered personally or sent by overnight courier, with acknowledgment of receipt by the party to which notice is given, or on the fifth day after mailing if mailed to the party to whom notice is to be given, postage prepaid and properly addressed as follows: (i) if to the registered Holder of this Warrant, to the address of such Holder as shown on the books of the Company on the date of the communication, or (ii) if to the Company, to its principal executive office on the date of the communication.
9. Miscellaneous.
     9.1 Headings. The headings contained herein are for the sole purpose of convenience of reference, and shall not in any way limit or affect the meaning or interpretation of any of the terms or provisions of this Warrant.
     9.2 Entire Agreement. This Warrant (together with the other agreements and documents being delivered pursuant to or in connection with this Warrant) constitutes the entire agreement of the parties hereto with respect to the subject matter hereof, and supersedes all prior agreements and understandings of the parties, oral and written, with respect to the subject matter hereof.

     9.3 Binding Effect. This Warrant shall inure solely to the benefit of and shall be binding upon, the Holder and the Company and their respective successors, legal representatives and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Warrant or any provisions herein contained.
     9.4 Governing Law. This Warrant shall be governed by and construed and enforced in accordance with the laws of the State of Florida, without giving effect to the conflict of laws provisions of Florida law.
     9.5 Waiver, Etc. The failure of the Company or the Holder to at any time enforce any of the provisions of this Warrant shall not be deemed or construed to be a waiver of any such provision, nor to in any way affect the validity of this Warrant or any provision hereof or the right of the Company or any Holder to thereafter enforce each and every provision of this Warrant. No waiver of any breach, non-compliance or non-fulfillment of any of the provisions of this Warrant shall be effective unless set forth in a written instrument executed by the party or parties against whom or which enforcement of such waiver is sought; and no waiver of any such breach, non-compliance or non-fulfillment shall be construed or deemed to be a waiver of any other or subsequent breach, non-compliance or non-fulfillment.
     IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer as of the ___day of ___, 2006.

LADENBURG THALMANN FINANCIAL SERVICES INC.
By:
Name:
Title:

Form to be used to exercise Warrant:
Ladenburg Thalmann Financial Services Inc.
153 East 53rd Street
New York, New York 10022
Date: _____________________, 20__
     The undersigned hereby elects irrevocably to exercise this Warrant and to purchase _________ shares of Common Stock of Ladenburg Thalmann Financial Services Inc. and hereby makes payment of $_________ (at the rate of $______ per share of Common Stock) in payment of the Exercise Price pursuant thereto and on the conditions specified in the Warrant. [Alternative (cashless exercise) — The undersigned hereby elects irrevocably to exercise this Warrant on a cashless basis by surrendering this Warrant, which will be converted into ___shares of the Common Stock of Ladenburg Thalmann Financial Services Inc.] Please issue the Common Stock as to which this Warrant is exercised in accordance with the instructions given below.

Signature

Signature Guaranteed

     NOTICE: The signature to this form must correspond with the name as written upon the face of this Warrant in every particular without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank, other than a savings bank, or by a trust company or by a firm having membership on a registered national securities exchange.

Form to be used to assign Warrant:
ASSIGNMENT
(To be executed by the registered Holder to effect a transfer of the Warrant):
     FOR VALUE RECEIVED, ___does hereby sell, assign and transfer unto ___the right to purchase ___shares of Common Stock of Ladenburg Thalmann Financial Services Inc. (“Company”) evidenced by the within Warrant and does hereby authorize the Company to transfer such right on the books of the Company.
Dated: ____________________, 20__

Signature

     NOTICE: The signature to this form must correspond with the name as written upon the face of the within Warrant in every particular without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank, other than a savings bank, or by a trust company or by a firm having membership on a registered national securities exchange.